United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

Black Diamond, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 7, 2012, Black Diamond, Inc. (the “Company” or “Black Diamond”) issued a press release announcing that it had entered into a Share Transfer Agreement dated June 7, 2012, to acquire POC Sweden AB (“POC”), a Stockholm-based developer and manufacturer of protective gear for action sports athletes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and is incorporated herein by reference.

On June 8, 2012, Black Diamond will give an investor presentation at its Annual Meeting of Stockholders, a copy of which is attached to this Report as Exhibit 99.2.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached to this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are attached hereto as a part of this Report:

Exhibit	Description
99.1	Press Release dated June 7, 2012 (furnished only).
99.2	Investor Presentation (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2012

BLACK DIAMOND, INC.
By: /s/ Robert Peay Name: Robert Peay Title: Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 7, 2012 (furnished only).
99.2	Investor Presentation (furnished only).